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                                                                    EXHIBIT 99.6

                             GUARANTEE OF DELIVERY

     This form, or one substantially equivalent hereto, must be used if Certificates representing Shares are not immediately available or if time will not permit all required documents to reach the Exchange Agent prior to the Election Deadline. The form may be delivered by hand, transmitted by facsimile transmission or mailed to the Exchange Agent at the addresses and facsimile number set forth below.

                          TO: EQUISERVE TRUST COMPANY

           By Mail:                        By Hand:                 By Overnight Delivery:
    EquiServe Trust Company         EquiServe Trust Company         EquiServe Trust Company
        P.O. Box 842010           c/o Securities Transfer and         40 Campanelli Drive
     Boston, MA 02284-2010          Reporting Services Inc.           Braintree, MA 02184
                                100 William Street -- Galleria
                                      New York, NY 10038

                Facsimile Number: (781)575-4826 or (781)575-4827

       To confirm receipt of Facsimile Transmissions only: (781)575-4816

     Delivery of this Guarantee of Delivery to an address other than as set forth above or transmission of instructions via facsimile transmission to a number other than as set forth above does not constitute a valid delivery. This form is not to be used to guarantee signatures. If a signature on a letter of transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the letter of transmittal.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Certificates representing the shares of MCN common stock to the Exchange Agent within 3 New York Stock
Exchange Trading days thereafter. Failure to do so could result in a financial loss to the Eligible Institution.

TO BE COMPLETED BY MCN SHAREHOLDER(S). THE GUARANTEE ON THE REVERSE SIDE MUST BE
COMPLETED BY THE ELIGIBLE INSTITUTION.

The undersigned hereby surrender the number of Shares specified below pursuant to the guarantee of delivery procedures set forth in Instruction A to the Election Form/Letter of Transmittal and elect to receive cash, common stock of DTE Energy Company, or a combination of both, as indicated in the Election box on the reverse side, in exchange for Shares of MCN common stock.

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
Number of                                                 Name(s) of
Shares:     ---------------------------------------       Record Holder(s):
                                                          ---------------------------------
Certificates
No(s). (if                                                Address(es)
available):                                               (including zip
---------------------------------------                   code(s)):
                                                          ---------------------------------
Name of
Institution:                                              Area Code
---------------------------------------                   and Tel. No.:
                                                          ---------------------------------
Signature(s):
---------------------------------------                   Account No.:      ---------------------------------
            ---------------------------------------
                                                          Date:             ---------------------------------

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YOU MUST MAKE AN EFFECTIVE ELECTION FOR ALL OF YOUR SHARES COVERED BY YOUR
ELECTION FORM/LETTER OF TRANSMITTAL, EVEN IF, BY SUBMITTING THIS GUARANTEE OF DELIVERY, YOU DO NOT SUBMIT YOUR ELECTION FORM/LETTER OF TRANSMITTAL AND SHARES UNTIL THE GUARANTEED DELIVERY DEADLINE. IF YOU DO NOT MAKE A PROPER ELECTION, YOU WILL BE TREATED AS MAKING "NO ELECTION" FOR ALL OF YOUR SHARES.

                                    ELECTION

I hereby make a "CASH ELECTION" with respect to the
following number of Shares of MCN COMMON STOCK:
                                                                   ----------------

I hereby make a "STOCK ELECTION" with respect to the
following number of Shares of MCN COMMON STOCK:
                                                                   ----------------

I hereby make "NO ELECTION" with respect to the following
number of Shares of MCN COMMON STOCK:
                                                                   ----------------

TOTAL: (This number must equal the total number of Shares of
MCN COMMON STOCK covered by your Election Form/Letter of
Transmittal.)
                                                                   ================

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a member in good standing of the Security Transfer Agent's Medallion Program (an "Eligible Institution"), guarantees delivery to the Exchange Agent, at one of its addresses set forth above, of Certificates representing the Shares tendered hereby in proper form for transfer with delivery of a properly completed and duly executed Election Form/Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees and any other required documents within three New York Stock Exchange trading days after the date hereof.


Name of Firm:                                   -----------------------------------------
----------------------------------              (Authorized Signature)
Address:                                        Name:
-----------------------------------------       -----------------------------------------
-----------------------------------------       (Please type or print)
-----------------------------------------       Title:
Zip Code                                        -----------------------------------------
Area Code and Tel. No.:                         Date:
-----------------------                         ------------------------------------- ,
                                                2001
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS GUARANTEE OF DELIVERY.
CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR ELECTION FORM/LETTER OF
TRANSMITTAL.